Rodman & Renshaw 6th Annual Global Investment Conference

May 17, 2010 | Presented By Scott M. Boruff, CEO-Miller Energy Resources

Miller Energy RESOURCES



Forward Looking Statement



This presentation contains statements about oil and gas production and operating activities that may constitute "forward-looking statements" or "forward-looking information" within the meaning of applicable securities legislation as they involve the implied assessment that the resources described can be profitably produced in the future, based on certain estimates and assumptions. Forward- looking statements are based on current expectations, estimates and projections that involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those anticipated by Miller Energy Resources and described in the forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, adverse general economic conditions, operating hazards, drilling risks, inherent uncertainties in interpreting engineering and geologic data, competition, reduced availability of drilling and other well services, fluctuations in oil and gas prices and prices for drilling and other well services, government regulation and foreign political risks, fluctuations in the US dollar and other currencies, the availability of sufficient capital to fund its anticipated growth, fluctuations in the prices of oil and gas, the competitive nature of its business environment, its dependence on a limited number of customers, its ability to comply with environmental regulations, changes in government regulations which could adversely impact its businesses well as other risks commonly associated with the exploration and development of oil and gas properties. Additional information on these and other factors, which could affect Miller's operations or financial results, are included in Miller's reports on file with United States securities regulatory authorities. Miller Energy Resources' actual results could differ materially from those anticipated in these forward- looking statements as a result of a variety of factors, including those discussed in its periodic reports that are filed with the Securities and Exchange Commission and available on its Web site (www.sec.gov). All forward-looking statements attributable to Miller Energy Resources or to persons acting on its behalf are expressly qualified in their entirety by these factors. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. We assume no obligation to update forward-looking statements should circumstances or management's estimates or opinions change unless otherwise required under securities law.

Company Overview

Proven Management	▪ Proven Record of Prudent Development and Acquisitions ▪ Acquisition Cost of $0.36/BOE on Proven Reserves vs. Historical U.S. Average $19.11/BOE ▪ Largest Lessee/Licensee of State of Alaska owned Oil & Gas Property ▪ Largest Owner/Operator of Oil & Natural Gas Wells in State of Tennessee
Strong Balance Sheet	▪ 11.3 mm BOE of Proven Reserves and 19.0mm BOE of Proven and Probable Reserves ▪ P1+P2+P3 (SEC) of $548mm. PV-10 (NYMEX) of $867mm ▪ 3.0mm of Long Term Debt Convertible into Equity ▪ Market Cap of $280mm
Significant Infrastructure	▪ Over $100mm of Assets to Support Alaskan Production ▪ 600+ Wells in Tennessee with Full Infrastructure ▪ Miles of 3D and 2D Seismic Data with Engineered Locations
Favorable Exploration	▪ Significant Low Hanging Fruit (Low Risk/High Return) ▪ Located in some of the Largest Oil Fields in the U. S. ▪ Tax Incentives in Alaska for up to 65% of Exploration Costs

Company Snapshot

Stock Ticker (NASDAQ Global)	MILL
Fully Diluted Market Cap	$ 280 MM
Insider Ownership (Fully Diluted)	32.1%
Debt	$3.0 MM
Proved Reserves (P1)	11.3 MMBOE
% of Reserves / Oil	92%
% of Reserves & Production / Company Operated	95%
Acreage Position	657,170 ACRES
2D & 3D Seismic Data	HUNDREDS OF MILES

Business Strategy

Acquire	▪ Evaluate Dozens of Assets Monthly ▪ Look for "Upside" Opportunities ▪ Focus on Cook Inlet, Alaska and Tennessee
Prove & Produce	▪ Initial Focus on Low Risk/High Return Opportunities ▪ Proven Formerly Producing to Producing ▪ Behind Pipe and Proven Target Formations
Enhance	▪ Minimize "Exploratory" Risk ▪ Acquire Adjacent Acreage on Favorable Terms ▪ Strategic Industry Partnerships

Company Overview – Locations



COOK INLET, ALASKA
THE SOUTHERN APPALACHIAN BASIN

Company Overview – Locations


ANCHORAGE
ConocoPhillips
EXXON
Chevron

Cook Inlet, Alaska


NGAS
Chesapeake
Atlas Energy
CNX GAS

The Southern Appalachian Basin

Resources-Proved with Upside

Total Resources

21.0 MMBOE, PV-10 $548.2MM (1)

NYMEX Strip: PV-10 $867.5MM (2)

Proved Reserves

11.3 MMBOE, PV-10 $316.1MM (1)

NYMEX Strip: PV-10 $499.7MM (2)


PUD
8.3 MMBOE
PV-10 $210.2MM
PDNP
0.9 MMBOE
PV-10 $26.4MM
PDP
2.1 MMBOE
PV-10 $79.5MM
POSSIBLES
2.0 MMBOE
PV-10 $40.2MM
PROVED
11.3 MMBOE
PV-10 $316.1MM
PROBABLES
7.7 MMBOE
PV-10 $191.9MM

(1) Miller reserves and PV-10 estimates as of 4/30/10 calculated at $62.63/Bbl and $4.84/Mcf before differentials.

(2) Based on the NYMEX five year strip price as published on May 4, 2010 at INO.com

Stock Appreciation With Milestones



NASDAQ Listing
WMRU-6 @584 BOED
WMRU-5 @578 BOED
Alaska Oil 300+ BOED
Acquired Alaskan Oil and Gas Assets
Lease Sale to Atlas of $19MM
Paul Boyd Hired CFO
Bulletin Board
Acquired Ky-Tenn Oil
7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
Pink Sheets
7/08
Acquired Kane Oil & Gas Leases
2009
7/09
2010
Acquired ETC
Bobby Gaylor Hired SVP - Investor Relations
Three New Independent Board Directors
Scott M. Boruff Hired CEO
Ford Graham hired as President / David Hall Hired CEO-Alaska Operations

Production Growth

BARRELS OF OIL EQUIVALENT PER DAY (BOED)



1,400
1,200
1,000
800
600
400
200
0
New Miller
ETC/KTO
February 2010
March 2010
April 2010
May 2010

Miller Energy Resources

Tennessee Operations


Field Office, Shop,
Equipment Yard & 14 Acres


Atlas Copco
RD20 Rig


Ingersol-Rand
RD20 Rig

Tennessee Development Strategy

Existing Assets	▪ Acquired 600 + Oil and Gas Wells ▪ 55,000 acres of Producing Leases ▪ Managing All Gas Gathering Lines in Three County Area
Well Recompletion	▪ 600 Existing Wells-Many with Additional Oil/Gas Production Potential ▪ Behind Pipe Potential ▪ Deepening Potential
Shale Development	▪ Tennessee Chattanooga Shale is Extension of Marcellus Shale ▪ Shallower/Higher Organic Content ▪ Many Wells Have Shale Exposed with Fracturing Opportunities

Tennessee Development Strategy

Horizontal Drilling	▪ Miller owns Drilling Rigs. ▪ Success in Chattanooga Shale near Miller Acreage ▪ Plans for use in Existing Oil Producing Formations
New Drilling	▪ Miller Owns Drilling Rigs. ▪ Deeper Horizons, Producing East and West of Miller Acreage Not Tested on Miller Acreage. Seismic Planned to Identify Targets. ▪ New 4,000 acre lease with Ft. Payne Oil Potential
Gas Storage	▪ Four Identified Gas Storage Fields on Miller Acreage ▪ TVA in Need of Gas Storage.
Enhanced Recovery	▪ May be Coupled With Gas Storage. ▪ Many Miller Shallow Wells Have 60,000 Barrels of Proven Potential and Have Produced Only 5,000 to 10,000 Barrels ▪ New Existing Technology Will be Utilized to Increase Production

Cook Inlet, Alaska Operations


West McArthur River Unit


Kustatan Production Facility


Osprey Platform

Map of Locations – Cook Inlet, Alaska


3-MILE CREEK
ANCHORAGE
WEST MCARTHUR RIVER UNIT
WEST FORLANDS GAS FIELD
OSPREY PLATFORM
KUSTATAN PRODUCTION FACILITY
EARTH IMAGE BY NASA

Alaska-Existing Platforms & Pipelines


GRANITE POINT
TRADING BAY
TRADING BAY FIELD
GRANITE POINT FIELD
REDOUBT BAY
KENAI
KENAI GAS FIELD
CANNERY LOOP GAS FIELD
CHRISTY LEE LOADING FACILITY

Alaska Acquisition Highlights

Previously Producing Redevelopment	▪ At Acquisition Wells Previously Producing ~10,000 BOED at Peak Could Be Worked Over for Low Cost and With Lower Risk ▪ Three WMRU Work Over Wells Have Been Successfully Reworked
Low Risk Development	▪ Includes Multiple Behind Pipe and Proven Undeveloped Opportunities
Operating Expertise	▪ The Cook Inlet Management Team Operated These Assets for an Average of 15 Years
Tax Credits	▪ 40% of Drilling and Exploration Costs and 20% of Other Capital Costs are Refunded by the State of Alaska plus 25% of Net Losses.
Significant Infrastructure	▪ In Place Owned Infrastructure to Support Multi Year Production Program
Large Land Position	▪ Located in One of the Largest Oil Fields in the U.S. ▪ ~ 600,000 Lease & Exploration Acres

Transaction Value of Alaska Acquisition



Net Asset Value
$1 Billion
$500 mm
$0
2007 Pacific Energy Purchase
•$100mm of Infrastructure
•~600,000 Lease & Exploration Acres
•10 Wells~5000 BOED
•Reserves
•Chevron Operated Properties
•Corsair Lease
•Cook Inlet Pipeline
•$500mm Debt
•Abandonment Liabilities
Miller Purchases Select Assets
Miller Leaves Behind Substantial Liabilities From Pacific Energy Alaskan Portfolio
2009 Miller Purchase
•$100mm of Infrastructure
•~600,000 Lease & Exploration Acres
•10 Wells~5000 BOED
•Reserves
•Osprey Abandonment Liabilities
Net Assets
Net Liabilities

Alaska Development Strategy

Phase I Increase WMRU Production Through Reworks	▪ Restore and Enhance Production from Wells 1A, 5 & 6. ▪ Reserves: 1.6MMBOE ▪ Production: ~1,200 BOED ▪ Capital Cost: $5MM ▪ Estimated Payout: 2.4 Months/Well Average ▪ Timetable: Completed
Phase II Increase WMRU Production Through Developments	▪ Repair 2A to Activate Water Flood Program, Recomplete 7A as Oil and Natural Gas Well ▪ Drilling of Two Oil Wells at WMRU, One Oil Well at Sword, Two Oil Wells at Sabre ▪ Reserves: 4.1MMBOE ▪ Estimated Incremental Production: ~4,000 BOED ▪ Capital Cost: $110.2MM ▪ Estimated Payout: 10.2 Months/Well Average ▪ Timetable: May 2010 – April 2012

Alaska Development Strategy

Phase III Restore Osprey Platform Production	▪ Repair Two Wells, Redrill Four Wells ▪ Permanently Place Drilling Rig on Osprey Platform ▪ Reserves: 5.4MMBOE ▪ Estimated Incremental Production: ~2,000+ BOED ▪ Capital Cost: $36.7MM ▪ Estimated Payout: 2.9 Months/Well Average ▪ Timetable: June 2011 to December 2011
Phase IV Full Redoubt Field Development	▪ A Full Field Development Program for the Redoubt Unit ▪ Estimated Reserves(P1+P2+P3): 7.4MMBOE ▪ Estimated Incremental Production: ~500 risked BOED/Well ▪ Capital Cost: $12-14MM/Well ▪ Timetable: 2012-2014

Estimated Production in Alaska


RISKED GROSS PRODUCTION (BOED)
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
REDOUBT
SABRE
WMRU
REDRILLS ON RU 2A, 3A, 4B & 5B
RU 8-10 ONLINE
WMRU 7A GAS RECOMPLETION
RU 1 & 7 ESP SWAPS
WMRU 8 ONLINE
SABRE 2 ONLINE
WMRU 5 & 6 REPAIRS
SABRE 1 ONLINE
WMRU 10 (SWORD) ONLINE
WMRU 9 ONLINE

Miller Energy RESOURCES

Alaska Expansion Opportunities

Item	Lease	Status	W.I.	Oil/Gas	Timetable	BCF	Cost(mm)
1	Susitna	Prospect	100%	G	2010/2013	235	45
2	Tutna	Prospect	100%	G	2011/2012	6	10
3	Tazlina	Lead	100%	G	2011/2012	TBT	10
4	North Ivan	Prospect	100%	G	2011/2012	80	10
5	Stingray	Lead	100%	G	2013	TBT	9
6	Cherryville	Lead	100%	G	2011-2012	TBT	9
7	North Alexander	Lead	100%	G	2011/2012	TBT	10
8	Olsen Creek	Prospect	100%	G	2010	103	10
9	WMRU	Prospect	100%	G	2011/2012	3	8
10	WF	Prospect	100%	G	2011/2013	12	10
11	Otter	Prospect	100%	G	2010	67	10
					Total:	**506**	**$141**

Miller Energy Resources

Miller Stock Performance Versus Peers

52 WEEK GAIN/LOSS AS OF MARKET CLOSE 5/10/2010



-100%
0%
500%
1000%
1500%
2000%
2500%
3000%
Miller Petroleum
Energy XXI (Bermuda) Ltd.
Callon Petroleum Company
Cimarex Energy Co.
Pioneer Natural Resources Company
Venoco, Inc.
St. Mary Land & Exploration Company
Mariner Energy, Inc.
Swift Energy Company
Vanguard Natural Resources LLC
Concho Resources Inc.
Clayton Williams Energy Incorporated
Newfield Exploration Company
EOG Resources Incorporated
Crimson Exploration Inc.
Forest Oil Corporation
Pioneer Southwest Energy Partners LP
Mobile Energy Incorporated
Apache Corporation
Petroleum Development Corporation
Anadarko Petroleum Corporation
Range Resources Corporation
Plains Exploration & Production Co.
Carrizo Oil & Gas Incorporated
Devon Energy Corporation
XTO Energy Incorporated
W&T Offshore, Inc.
Chesapeake Energy Corporation
Cabot Oil & Gas Corporation
Denbury Resources Incorporated
Bill Barrett Corporation
Southwestern Energy Company
Arena Resources, Inc.
Ultra Petroleum Corporation
EXCO Resources Inc.
Petrohawk Energy Corporation
Comstock Resources Incorporated
SandRidge Energy Inc.
Goodrich Petroleum Corporation
GMX Resources Incorporated

*Source: Capital IQ & Bloomberg LP

Undervalued Stock



Price / Share
$40
$30
$20
$10
$0
Future Acquisitions & Development of Low Risk Natural Gas Prospects
P1
P2
P3
~150mm CAPEX Over 12 to 18 Months
Current Stock Price
Total Resources-Strip (1)
Total Resources + Planned & Future Development

NAV per share: PV-10 less net debt divided by 47.331mm shares fully diluted.
(1) 4/30/2010 NYMEX Pricing.

Summary

Proven Management	**Strong Balance Sheet**
Significant Infrastructure	**Favorable Exploration**

Contact Information



Robert L. Gaylor
SVP Investor Relations
Miller Energy Resources
3651 Baker Highway
P.O. Box 130
Huntsville, Tennessee 37756
Phone: 423-663-9457
Fax: 423-663-9461

bobby@millerenergyresources.com
www.millerenergyresources.com

NASDAQ: MILL

Miller Energy
RESOURCES

